UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2018, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned 10.14% and Investor Class returned 10.03% compared to the MSCI World Index (Gross) (“World Index”) return of 11.84%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 5.59% compared to the World Index’s average annual total return of 6.40%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 8.07% compared to the World Index’s average annual total return of 9.76%. At fiscal year-end, the Fund had net assets of $87.4 million.

Please note that, effective October 1, 2018, the Fund’s benchmark changed from the MSCI World Index (Gross) to the MSCI ACWI Index (Gross) to better reflect the expansion of our fundamental research coverage of emerging markets companies.

Performance Review

Developed equity markets rose during the fiscal year following signs of continuing global growth, albeit less synchronized than in calendar 2017, as the US outpaced other developed markets, responding to the continuation of low interest rates and fiscal stimulus. The IHS US Manufacturing Purchasing Managers’ Index (“PMI”) reflected a strong improvement in US manufacturing operating conditions towards the end of the fiscal year, despite a sharp increase in input prices, mainly attributed to tariff increases implemented by the Trump administration. The US has remained resilient in the face of further tariff increases thus far; however, there are signs that the trade conflict has begun to weigh on economies and markets outside of the US. For example, the Eurozone PMI September reading indicated a continuing slowdown in growth (though still above trend), linked to a weakening trade cycle. Trade war fears and uncertainty regarding the Italian budget increased risk aversion among consumers and contributed to low levels of business and consumer optimism. Although domestic consumption has held up thus far due to falling unemployment, weaker exports combined with higher oil prices could stall the growth expansion in the Eurozone. The best performing markets in our investable universe included the United States, Israel, Norway, Finland, and Japan. The biggest laggards included Turkey, Belgium, Spain, Italy, and Ireland. The best performing sectors in the World Index were information technology, consumer discretionary, and energy, while telecommunication services, utilities, and financials were the worst performing sectors.

For the fiscal year, Fund holdings in software & services, banks, food beverage & tobacco, and retailing industry groups, along with an underweight position in the technology hardware & equipment industry group, detracted the most from the Fund’s performance relative to the performance of the World Index. Holdings in the energy, automobiles & components, capital goods, and semiconductors & semiconductor equipment industry groups, as well as an overweight position in the utilities industry group, offset some of the underperformance. The biggest detractor from absolute return was British American Tobacco Plc (United Kingdom). Other notable detractors included enterprise infrastructure software company, Micro Focus International Plc (United Kingdom), Takeda Pharmaceutical Co., Ltd. (Japan), banking & financial services company, UniCredit S.p.A. (Italy), and diversified chemicals manufacturer, BASF SE (Germany). The largest contributor to absolute return was automobile components retailer, Advance Auto Parts, Inc. (United States). Additional top contributors included software giant, Microsoft Corp. (United States), travel &

2	Causeway Global Value Fund

tourism technology company, Sabre Corp. (United States), energy exploration & production company, SM Energy Co. (United States), and digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included four full sales from the Fund: energy management solution company, Schneider Electric SE (France), oil exploration & production company, PDC Energy, Inc. (United States), pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), and public sector software & services company, CSRA, Inc. (United States), along with a decreased exposure to energy supermajor, Royal Dutch Shell Plc (United Kingdom). Significant purchases included five new additions to the Fund: industrial gas company, Linde AG (Germany), enterprise infrastructure software company, Micro Focus International Plc (United Kingdom), integrated utility, FirstEnergy Corp. (United States), diversified chemicals manufacturer, BASF SE (Germany), and electric utility, SSE Plc (United Kingdom).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the World Index in the materials, utilities, and insurance industry groups increased the most compared with the beginning of the fiscal year, while relative weights in the energy, technology hardware & equipment, and transportation industry groups were the greatest decreases. From a regional perspective, the most notable weight changes relative to the World Index included higher exposure to Germany and Italy. The most significantly reduced relative country weights included the United States and France. At the end of the fiscal year, the Fund’s three largest industry group exposures from an absolute perspective were to the software & services, banks, and pharmaceuticals & biotechnology industry groups.

Investment Outlook

The shift to tighter monetary policy in the US and less accommodative policies in other regions is taking dollar liquidity from emerging markets and, we believe, raising the discount rate for investments globally. Value and cyclicality risk factors have been among the worst performers over the calendar year-to-date period, yet both performed well relative to other risk factors in the month of September. As central banks gradually reduce liquidity in the market, we have continued to emphasize companies with financial strength and abundant free cash flow generation. We believe these companies can reward investors in the present through dividends and share buybacks — rather than in the distant future — and should behave as low duration equities in the face of rising interest rates. Aside from the gradual reduction in liquidity across developed markets in this later stage of the business cycle, concerns of a global trade war have also increased uncertainty for equity markets. In such an environment, we believe companies engaged in operational restructuring are all the more important. We believe that valuations are too low for these stocks, and management teams are working diligently to revitalize earnings growth and boost share prices. Examples of ongoing operational restructuring progress made over the past two years include a global automotive giant (which doubled operational profit margins) and an Italian financial services company (which doubled capital ratios and dramatically reduced bad debts). While shareholders remain patient for the fruits of “self-help” to accrue to these portfolio

Causeway Global Value Fund	3

companies, we believe that their robust cash flow generation should promote generous dividend payouts and share repurchases. This return of capital to shareholders is the “bird in the hand” in investment performance, and may become all the more important in the quarters and years ahead.

We thank you for your continued confidence in Causeway Global Value Fund.

September 30, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses. A company may reduce or eliminate its dividend, causing losses to the Fund.

4	Causeway Global Value Fund

Comparison of Change in the Value of a $1,000,000 Investment in Causeway Global Value Fund, Institutional Class shares versus the MSCI World Index (Gross) as of September 30, 2018

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is April 29, 2008.

** Inception is January 31, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until September, 30, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current July 24, 2018 prospectus, the Fund’s expense ratios were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

Effective October 1, 2018, the Fund’s benchmark changed from the MSCI World Index (Gross) to the MSCI ACWI Index (Gross), which includes emerging as well as developed markets, to better represent the types of securities in which the Fund invests.

The MSCI World Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S.

The MSCI ACWI Index (Gross ) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of developed and emerging markers, consisting of 23 developed country indices, including the U.S., and 24 emerging market country indices.

The Indices are gross of withholding taxes, assume reinvestment of dividends and capital gains, and do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2018

Causeway Global Value Fund	Number of Shares	Value
COMMON STOCK
Canada — 3.0%
Canadian Pacific Railway Ltd.	5,333	$1,130
Manulife Financial Corp.	84,499	1,511

		2,641

China — 2.0%
Baidu Inc. ADR[1]	7,747	1,772

Germany — 5.8%
BASF SE	23,326	2,073
Linde AG	12,516	2,960

		5,033

Hong Kong — 3.6%
China Merchants Port Holdings Co. Ltd.	276,182	529
China Mobile Ltd.	261,000	2,572

		3,101

Italy — 3.0%
UniCredit SpA	176,547	2,657

Japan — 9.8%
East Japan Railway Co.	23,300	2,165
Fanuc Corp.	3,500	660
KDDI Corp.	69,500	1,920
Sompo Holdings Inc.	30,900	1,316
Takeda Pharmaceutical Co. Ltd.	59,100	2,528

		8,589

Netherlands — 2.2%
Akzo Nobel NV	20,962	1,960

South Korea — 2.7%
SK Innovation Co. Ltd.	1,598	310
SK Telecom Co. Ltd.	8,188	2,081

		2,391

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway Global Value Fund	Number of Shares	Value
Switzerland — 7.3%
ABB Ltd.	93,578	$2,211
Novartis AG	27,152	2,335
Roche Holding AG	7,464	1,809

		6,355

Turkey — 0.3%
Akbank T.A.S.	214,648	246

United Kingdom — 18.6%
AstraZeneca PLC	23,812	1,851
Aviva PLC	95,397	609
Barclays PLC	952,056	2,132
British American Tobacco PLC	53,690	2,508
Micro Focus International PLC	116,701	2,174
Prudential PLC	87,917	2,016
Rolls-Royce Group PLC[1]	108,763	1,400
Royal Dutch Shell PLC, Class B	22,337	783
SSE PLC	112,030	1,673
Vodafone Group PLC	508,371	1,090

		16,236

United States — 35.7%
Advance Auto Parts Inc.	13,281	2,236
Bank of America Corp.	55,615	1,638
Citigroup Inc.	36,689	2,632
Dominion Energy Inc.	18,926	1,330
Eli Lilly & Co.	8,309	892
FirstEnergy Corp.	56,853	2,113
Flowserve Corp.	35,920	1,964
Halliburton Co.	64,326	2,607
Leidos Holdings Inc.	14,113	976
Microsoft Corp.	13,676	1,564
Mondelez International Inc., Class A	30,673	1,318
Oracle Corp.	47,931	2,471

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway Global Value Fund	Number of Shares	Value
United States — (continued)
QUALCOMM Inc.	20,961	$1,510
RPC Inc.	48,176	746
Sabre Corp.	92,878	2,422
Signet Jewelers Ltd.	22,266	1,468
Viacom Inc., Class B	41,590	1,404
Wells Fargo & Co.	14,744	775
Zimmer Biomet Holdings Inc.	8,745	1,150

		31,216

Total Common Stock
(Cost $78,051) — 94.0%		82,197

PREFERRED STOCK
Germany — 3.9%
Volkswagen AG	19,127	3,367

Total Preferred Stock
(Cost $2,575) — 3.9%		3,367

SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.970%**	1,484,081	1,484

Total Short-Term Investment
(Cost $1,484) — 1.7%		1,484

Total Investments — 99.6%
(Cost $82,110)		87,048

Other Assets in Excess of Liabilities — 0.4%		373

Net Assets — 100.0%		$87,421

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2018

As of September 30, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the fiscal year ended September 30, 2018, there were no transfers between Level 1 and Level 2 investments in securities since the prior fiscal year end.

For the fiscal year ended September 30, 2018, there were no transfers between Level 2 and Level 3 investments in securities since the prior fiscal year end. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

SECTOR DIVERSIFICATION

As of September 30, 2018, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	17.8%	0.0%	17.8%

Information Technology	12.7	0.0	12.7

Communication Services	12.4	0.0	12.4

Health Care	12.1	0.0	12.1

Industrials	11.5	0.0	11.5

Consumer Discretionary	4.2	3.9	8.1

Energy	7.5	0.0	7.5

Utilities	5.8	0.0	5.8

Materials	5.6	0.0	5.6

Consumer Staples	4.4	0.0	4.4

Total	94.0	3.9	97.9

Short-Term Investment			1.7

Other Assets in Excess of Liabilities			0.4

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL VALUE FUND

9/30/18
ASSETS:
Investments at Value (Cost $82,110)	$87,048
Receivable for Investment Securities Sold	287
Receivable for Tax Reclaims	257
Receivable for Dividends	140
Receivable for Fund Shares Sold	17
Prepaid Expenses	12

Total Assets	87,761

LIABILITIES:
Payable for Investment Securities Purchased	110
Payable for Fund Shares Redeemed	62
Payable Due to Adviser	45
Payable for Professional Fees	45
Payable for Custody Fees	42
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	33

Total Liabilities	340

Net Assets	$87,421

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$73,377
Undistributed Net Investment Income	1,177
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	7,931
Net Unrealized Appreciation on Investments	4,938
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2)

Net Assets	$87,421

Net Asset Value Per Share (based on net assets of $84,940,472 ÷ 6,707,312 shares) — Institutional Class	$12 .66

Net Asset Value Per Share (based on net assets of $2,480,361 ÷ 196,785 shares) — Investor Class	$12 .60

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL VALUE FUND

10/01/17 to 9/30/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $167)	$2,715

Total Investment Income	2,715

EXPENSES:
Investment Advisory Fees	859
Custodian Fees	95
Transfer Agent Fees	62
Professional Fees	44
Administration Fees	29
Registration Fees	29
Printing Fees	17
Line of Credit	14
Pricing Fees	7
Trustees’ Fees	4
Shareholder Service Fees — Investor Class	2 (1)
Other Fees	5

Total Expenses	1,167

Waiver of Investment Advisory Fees	(32)

Total Waiver and Reimbursement	(32)

Net Expenses	1,135

Net Investment Income	1,580

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	12,809
Net Realized Loss from Foreign Currency Transactions	(12)
Net Change in Unrealized Depreciation on Investments	(3,647)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(5)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,145

Net Increase in Net Assets Resulting from Operations	$10,725

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $4. Excluding the adjustment, shareholder service fees would have been $6.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/17 to 9/30/18	10/01/16 to 9/30/17
OPERATIONS:
Net Investment Income	$1,580	$1,881
Net Realized Gain on Investments	12,809	6,159
Net Realized (Loss) from Foreign Currency Transactions	(12)	(7)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,647)	8,592
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(5)	5

Net Increase in Net Assets Resulting From Operations	10,725	16,630

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,177)	(1,451)
Investor Class	(43)	(29)

Total Dividends from Net Investment Income	(2,220)	(1,480)

Institutional Class	(5,065)	—
Investor Class	(114)	—

Total Distributions from Net Capital Gains	(5,179)	—

Total Dividends and Distributions to Shareholders	(7,399)	(1,480)
Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(32,102)	(2,346)
Redemption Fees(2)	2	4

Total Increase (Decrease) in Net Assets	(28,774)	12,808

NET ASSETS:
Beginning of Year	116,195	103,387

End of Year	$87,421	$116,195

Undistributed Net Investment Income	$1,177	$1,755

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	13

FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND
Institutional
2018	12.25	0.18	1.02	1.20	(0.24)	(0.55)	(0.79)	—	(1)
2017	10.73	0.19	1.48	1.67	(0.15)	—	(0.15)	—	(1)
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(1)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(1)
2014	11.57	0.31	1.18	1.49	(0.12)	(0.45)	(0.57)	—
Investor
2018	12.18	0.17	1.01	1.18	(0.21)	(0.55)	(0.76)	—	(1)
2017	10.68	0.16	1.47	1.63	(0.13)	—	(0.13)	—	(1)
2016	10.21	0.13	0.64	0.77	(0.09)	(0.21)	(0.30)	—	(1)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(1)
2014	11.53	0.25	1.20	1.45	(0.09)	(0.45)	(0.54)	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.34% (excluding waiver reimbursements.) and 1.25%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

12.66	10.14	84,941	1.05		1.08		1.47		50
12.25	15.73	113,574	1.05		1.05		1.66		55
10.73	7.94	102,214	1.04		1.05		1.54		64
10.26	(9.15)	93,427	1.05		1.10		1.19		54
12.49	13.31	80,190	1.05		1.18		2.52		69

12.60	10.03	2,480	1.15	(2)	1.18	(2)	1.40	(2)	50
12.18	15.42	2,621	1.30		1.30		1.45		55
10.68	7.64	1,173	1.29		1.30		1.27		64
10.21	(9.39)	1,871	1.30		1.35		0.92		54
12.44	13.03	2,159	1.30		1.43		2.09		69

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the fiscal year ended September 30, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of shares redeemed less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2018, the Institutional Class and Investor Class retained $847 and $871 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2018, the Fund received commission recapture payments of $2,796.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through September 30, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2018, the Adviser waived $32,468 of its advisory fees. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2018, the Investor Class paid 0.10% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2018, approximately $1.357 million of the Fund’s shares were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

investments, during the fiscal year ended September 30, 2018, for the Fund were as follows (000):

Purchases	Sales
$52,502	$90,561

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassification of distributions and gains on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2018 (000):

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$2,686	$62	$(2,748)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2018	$6,146	$1,253	$7,399
2017	1,480	—	1,480

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,120
Undistributed Long-Term Capital Gains	8,395
Unrealized Appreciation	3,528
Other Temporary Differences	1

Total Distributable Earnings	$14,044

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2018, the Fund did not use any capital loss carryforwards.

At September 30, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$83,517	$9,007	$(5,479)	$3,528

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2018		Fiscal Year Ended September 30, 2017
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,209	$14,387	1,839	$20,757
Shares Issued in Reinvestment of Dividends and Distributions	602	7,203	131	1,435
Shares Redeemed	(4,374)	(53,466)	(2,227)	(25,635)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(2,563)	(31,876)	(257)	(3,443)

Investor Class
Shares Sold	29	347	139	1,480
Shares Issued in Reinvestment of Dividends and Distributions	13	157	3	29
Shares Redeemed	(60)	(730)	(37)	(412)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(18)	(226)	105	1,097

Net Decrease in Shares Outstanding from Capital Share Transactions	(2,581)	$(32,102)	(152)	$(2,346)

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2018, six of the Fund’s shareholders of record owned 90% of net assets in the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, must be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. For the twelve months ended September 30, 2018, the Fund had average borrowings of $10 million over a period of five days at a weighted average interest rate of 3.26%. As of September 30, 2018, there were no borrowings outstanding made under the line of credit.

11.	New Accounting Pronouncements

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway Global Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Global Value Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2018

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

Causeway Global Value Fund	23

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
33.14%	66.86%	0.00%	100.00%	11.63%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
51.61%	0.00%	100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2018, amounted to $167,314 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 — Dividend for the year ending December 31, 2018. In addition, for the fiscal year ended September 30, 2018, gross income derived from sources within foreign countries amounted to $2,134,213 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway Global Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 57	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	8	None

Lawry J. Meister Age: 56	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	8	None

Victoria B. Rogers Age: 57	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	8	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 52	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	8	None

Causeway Global Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

26	Causeway Global Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteauxr[5] One Freedom Valley Drive Oaks, PA 19456 Age: 41	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2018, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund — and one investment company with two portfolios — International Value NextShares and Global Value NextShares.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Global Value Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 to September 30, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,084.80	1.05%	$5.49

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.05%	$5.32
Causeway Global Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,085.30	1.30%	$6.80

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.54	1.30%	$6.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway Global Value Fund	29

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 6, 2018, the Trustees considered and approved the renewal of the investment advisory agreement, as amended (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Value Fund (the “Fund”) for a twelve-month period beginning September 20, 2018. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 21, 2018, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Services, Inc. (formerly Morningstar, Inc.) providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 6, 2018 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

30	Causeway Global Value Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2018, compared to the results of the MSCI World Index (Gross), the median results of the mutual funds included in the Morningstar U.S. Open End World Large Stock category, and the median results of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance. They noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year and three-year periods and had performed the same as its peer group for the prior five-year period. They observed that “value” stocks, which were important to the Fund’s portfolio, have been out of favor in the market for various periods. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 80 basis points for its Broadridge peer group and range of 64-95 basis points for the funds in its peer group. They noted that the annual expense ratio of 105 basis points of the Institutional Class, after application of the Adviser’s expense limit agreement, was 6 basis points above the median of the funds in its Broadridge peer group and within the range of 78-110 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2018 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed

Causeway Global Value Fund	31

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, even though it had increased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 21, 2018 and August 6, 2018 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 6, 2018 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2018.

32	Causeway Global Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-003-1100

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2018, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2018 and 2017 were as follows:

		2018	2017
(a)	Audit Fees	$283,460	$235,010
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$34,200	$53,280
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796. For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2018

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.